Exhibit 99.1

August 9, 2021

For immediate release

California Water Service Receives Regulatory Approval to Acquire Preserve at Millerton Water, Wastewater Systems

SAN JOSE, Calif. — California Water Service, the largest subsidiary of California Water Service Group (Group) (NYSE: CWT), received approval late last week from the California Public Utilities Commission (CPUC) to acquire the water and wastewater systems serving the Preserve at Millerton and provide regulated water and wastewater service to its future customers.

The Preserve at Millerton is a new 1,400-unit master-planned, mixed-use community in Madera County that will include residences, commercial and office space, parks, community facilities, and associated infrastructure. The transaction, expected to close when residences are ready to be occupied in 2022, is subject to the completion of conditions in the purchase agreement.

“We appreciate the diligence by the CPUC in reviewing this transaction and look forward to serving the residents and businesses at the Preserve at Millerton,” said Group President and Chief Executive Officer Martin A. Kropelnicki. “We also look forward to watching this region grow and thrive, and providing the same quality, service, and value that we are committed to delivering to all of our customers in California.”

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About California Water Service Group

California Water Service Group is the parent company of regulated utilities California Water Service, Hawaii Water Service, New Mexico Water Service, and Washington Water Service, along with Texas Water Service, a utility holding company. Together, these companies provide regulated and non-regulated water service to more than 2 million people in California, Hawaii, New Mexico, Texas, and Washington. California Water Service Group’s common stock trades on the New York Stock Exchange under the symbol “CWT.” Additional information is available online at www.calwatergroup.com.

This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the Company, the water utility industry and general economic conditions. Such words as will, would, expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: ability to complete the acquisition and ability to operate the Preserve at Millerton water and wastewater systems in an accretive manner, natural disasters, public health crises, pandemics, epidemics or outbreaks of a contagious disease, such as the outbreak of coronavirus (or COVID-19), governmental and regulatory commissions' decisions, including decisions on our GRC and on proper disposition of property; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures; the timeliness of regulatory commissions' actions concerning rate relief and other actions; changes in water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions; housing and customer growth trends; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with unions; changes in customer water use patterns and the effects of conservation; the impact of weather, climate, natural disasters, and diseases on water quality, water availability, water sales and operating results, and the adequacy of our emergency preparedness; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). The Company assumes no obligation to provide public updates of forward-looking statements.

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Media Contacts

Tom Smegal (investors)

tsmegal@calwater.com, 408-267-8200

Yvonne Kingman (media)

ykingman@calwater.com, 310-257-1434

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